LOOMIS SAYLES INSTITUTIONAL FUNDS

Supplement dated May 2, 2008 to the Loomis Sayles Institutional Funds Prospectus dated February 1,

2008, as may be revised and supplemented from time to time.

Effective immediately, the sub-sections “Through a financial adviser” and “Through a broker-dealer” within the section “How to Purchase Shares” and the sub-sections “Redemptions through your financial adviser” and “Redemptions through your broker-dealer” within the section “How to Redeem Shares” are deleted.

Effective immediately, the “By telephone” sub-section within the section “How to Purchase Shares” is amended and restated as follows:

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By telephone If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form by calling Loomis Sayles Funds at 800-633-3330 or visiting www.loomissayles.com.

Effective immediately, the paragraph immediately following the table showing the minimum initial investment in the section “How to Purchase Shares” is amended and restated as follows:

Each fund’s shares may be purchased by all types of tax-deferred retirement plans, provided the plan meets the minimum requirements for each fund. If you wish to open an individual retirement account (IRA) with a fund, you may obtain retirement forms online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330.

M-LSSP93-0408